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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 MAY 14, 2001
                                 ------------


                                FAIRMARKET, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


           DELAWARE                           000-29423                          04-3551937
--------------------------------------------------------------------------------------------
(State or other jurisdiction           (Commission file number)                (IRS employer
     of incorporation)                                                       identification no.)
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                             500 UNICORN PARK DRIVE
                                WOBURN, MA 01801
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (781) 376-5600


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ITEM 5 - OTHER EVENTS

         On May 14, 2001, FairMarket, Inc. (the "Company") issued a press release announcing that the Company's the Board of Directors has accepted the resignation of Ms. Eileen Rudden from all her positions with the Company, including but not limited to, President, Chief Executive Officer and Class I
Director, effective May 14, 2001. In addition, the Board has elected Ms.
Janet Smith, the Company's current Chief Financial Officer and Treasurer, to serve as interim President of the Company. Also on May 14, 2001, Mr. Richard
Pallan resigned as a director of the Company. A copy of this press release is attached as Exhibit 99.1.

         Also on May 14, 2001, the Company issued a press release announcing a reduction in its workforce. A copy of this press release is attached as Exhibit
99.2.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

         Exhibit 99.1        Press release by FairMarket, Inc., dated
                             May 14, 2001
         Exhibit 99.2        Press release by FairMarket, Inc., dated
                             May 14, 2001


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date: May 14, 2001                By: /s/ Janet Smith
                                      ----------------------------------------
                                      Janet Smith
                                      Acting President, Chief Financial Officer
                                      and Treasurer


                                       3
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                                  EXHIBIT INDEX


          EXHIBIT NO.        DESCRIPTION

         Exhibit 99.1        Press release by FairMarket, Inc., dated
                             May 14, 2001
         Exhibit 99.2        Press release by FairMarket, Inc., dated
                             May 14, 2001



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